                                                                    EXHIBIT 10.1

                                 CUMULUS MEDIA
                            [ ] STOCK INCENTIVE PLAN
                         ------------------------------

   FORM OF STOCK OPTION AWARD AGREEMENT FOR THE CUMULUS MEDIA INC. 1998 STOCK INCENTIVE PLAN, THE CUMULUS MEDIA INC. 1999 STOCK INCENTIVE PLAN, THE CUMULUS
   MEDIA INC. 2000 STOCK INCENTIVE PLAN AND THE CUMULUS MEDIA INC. 2002 STOCK
                                 INCENTIVE PLAN
                         ------------------------------

              You are hereby awarded the following stock option (the "Option") to purchase Common Stock of Cumulus Media Inc. (the "Company"), subject to the terms and conditions set forth in this Stock Option Award Agreement (this "Award") and in the Cumulus Media Inc. [ ] Stock Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Plan.

1. VARIABLE TERMS. The Option shall be controlled by and interpreted according to the following terms:


        Name of Optionee:
                                             -----------------------------------

        Type of Stock Option:                / /  Incentive Stock Option (ISO)

                                             / /  Non-Incentive Stock Option


        Number of Shares subject to Award:
                                             -----------------------------------


        Option Exercise Price per Share:
                                             -----------------------------------


        Date of Award:
                                             -----------------------------------

        Expiration Date:                     / /  5 years after Date of Award

                                             / /  10 years after Date of Award

        Termination:

        Vesting Schedule:


                         Installment                     This Award Will Vest Only if You Are Employed
           As a Percentage of the Number of Shares         by the Company on the Vesting Date Below
                         Listed Above                           Applicable to Each Installment
        ----------------------------------------------- ------------------------------------------------


        ----------------------------------------------- ------------------------------------------------



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2. EXPIRATION OF OPTION. This Award and the Option thereunder shall expire at
5:00 p.m. (E.D.T. or E.S.T., as applicable) on the above-mentioned Expiration Date. Any portion of the Option unvested or vested but unexercised on the Expiration Date shall immediately terminate.

3. RIGHT TO EXERCISE. The amount of Shares for which the Option may be exercised is cumulative; that is, if the Optionee fails to exercise all of the Shares subject to the Option during any period set forth above, then any Shares subject to the Option that were not exercised during such period may be exercised during any subsequent period, until the termination of the Option pursuant to Section 2 of this Award and the terms of the Plan.

4. PREMATURE DISPOSITION OF AN ISO. If the Optionee sells or otherwise disposes of Shares acquired upon the exercise the Option (if the Option is an ISO) within 1 year from the date such Shares were acquired or 2 years from the Date of Award, the Optionee agrees that the Optionee will deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

5. MANNER OF EXERCISE OF THE OPTION. The Option shall be exercised in the manner set forth in the Plan.

6. TERMINATION OF CONTINUOUS SERVICE. In all events where the Optionee's continuous service to the Company is terminated, the Option (including the vesting periods set forth in the schedule above) awarded hereunder shall be governed by this award agreement, provided, however, that in the event Optionee is terminated for Cause, to the extent the Award is not effectively exercised or has not vested prior to such termination, it shall lapse or be forfeited to the Company immediately upon termination. Notwithstanding the foregoing, in the event of the Optionee's death, all vested but unexercised Options shall be exercisable by the Optionee's beneficiaries during the 90 day period immediately following the Optionee's death.

7. SUBJECT TO PLAN. This Option is subject to all of the terms and conditions of the Plan, and by executing this Award, the Optionee agrees to be bound by all of the Plan's terms and conditions as if it had been set out verbatim in this Award. In addition, the Optionee recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including the Optionee, his or her heirs, and representatives.

8. STOCKHOLDER APPROVAL. Notwithstanding anything to the contrary contained herein or in the Plan, this Award is expressly conditioned on the Plan being approved by the stockholders of the Company and may not be exercised until such approval has been obtained.

9. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award, the Optionee may expressly designate a beneficiary (the "Beneficiary") to his or her interest in the Option awarded hereby. The Optionee shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit B (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.


                                       2
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10. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Award shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: (i) if to the Company, at the address set forth on the signature page hereto (attention: Director of Finance); (ii) if to Optionee, at the address set forth below his or her signature on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

11. BINDING EFFECT. Except as otherwise provided in this Award or in the Plan, every covenant, term, and provision of this Award shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

12. HEADINGS. Section and other headings contained in this Award are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award or any provision hereof.

13. SEVERABILITY. Every provision of this Award and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award.

14. GOVERNING LAW. The laws of the State of Georgia shall govern the validity of this Award, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

15. COUNTERPARTS. This Award may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)


                                       3
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              BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award and the Plan.

                                        CUMULUS MEDIA INC.




                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:





              The undersigned Optionee hereby accepts the terms of this Award and the Plan.



                                        By:
                                            ------------------------------------


                                    Address:





                                       4
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                                    EXHIBIT A


                   Cumulus Media Inc. [ ] Stock Incentive Plan


                                   [attached]

                                    Exhibit B

                           DESIGNATION OF BENEFICIARY

In connection with the STOCK OPTION AWARD AGREEMENT (the "Award") entered into on _____________ between CUMULUS MEDIA INC. (the "Company") and, an individual residing at (the "Optionee"), the Optionee hereby designates the person specified below as the beneficiary of the Optionee's interest in stock options to purchase Common Stock (as defined in the Award) of the Company awarded pursuant to the Award. This designation shall remain in effect until revoked in writing by the Optionee.


                     Name of Beneficiary:
                                           -------------------------------------

                     Address:
                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------

                     Social Security No.:
                                           -------------------------------------

              The Optionee understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Optionee, including by delivery to the Company of a written designation of beneficiary executed by the Optionee on a later date.


                                           Date:
                                                --------------------------------


                                            By: